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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

UNIT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

UNIT CORPORATION

NOTICE OF THE ANNUAL MEETING OF OUR STOCKHOLDERS

AND

PROXY STATEMENT

Meeting Date.	Wednesday, May 5, 2004

Meeting Time.	11:00 a.m.

Meeting Place	Tulsa Room — Ninth Floor
Bank of Oklahoma Tower
One Williams Center
Tulsa, Oklahoma 74172

Dear Stockholder:

     On behalf of the board of directors and management, I would like to invite you to attend our Annual Meeting of Stockholders to be held on Wednesday, May 5, 2004 at 11:00 a.m. This year’s meeting will be held in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma.

     By attending the meeting you will have an opportunity to hear a report on our operations and to meet our directors and officers.

     Information about the meeting, including the various matters on which you as a stockholder will act, may be found in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented. Please vote your shares using one of the methods available to you.

     If you have any further questions concerning the annual meeting or any of the proposals, please contact our investor relations department at (918) 493-7700. For questions regarding your stock ownership, you may contact our transfer agent, Mellon Investor Services LLC at:

(800) 851-9677
TDD for Hearing Impaired: (800) 231-5469
Foreign Shareholders: (201) 329-8660
TDD Foreign Shareholders: (201) 329-8354
Web Site Address: www.melloninvestor.com

     I look forward to your participation and thank you for your continued support.

     Dated this 5th day of April, 2004.

Sincerely,

John G. Nikkel
Chairman and Chief Executive Officer

UNIT CORPORATION

7130 South Lewis, Suite 1000
Tulsa, Oklahoma 74136

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	11:00 a.m., Central time, on Wednesday, May 5, 2004

Place	Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma

Items of Business	•	elect three directors for a three-year term expiring in 2007 (Item No. 1 on the Proxy);

	•	ratify the selection of PricewaterhouseCoopers LLP, Tulsa, Oklahoma, as our independent auditors for our fiscal year 2004 (Item No. 2 on the Proxy); and

	•	transact any other business that may properly come before the meeting or any adjournment(s) of the meeting.

Record Date	March 8, 2004

Voting Options	Most stockholders have four options for submitting their vote:

	•	via the Internet at http://www.eproxy.com/unt,
	•	by phone (please see your proxy card for instructions),
	•	by mail, using the paper proxy, and
	•	in person at the meeting.

Date of this Notice	April 5, 2004

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend the meeting, we urge you to vote.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 5, 2004

This Proxy Statement and the accompanying proxy card are being mailed to our stockholders in connection with the solicitation of proxies by the board of directors for the 2004 Annual Meeting of Stockholders. Mailing of this Proxy Statement commenced on or about April 5, 2004.

QUESTIONS AND ANSWERS

Q:	Why am I receiving these materials?

A:	The board of directors (the “Board”) of Unit Corporation, a Delaware corporation, is providing these proxy materials to you in connection with the company’s annual meeting of stockholders, which will take place on May 5, 2004. As a stockholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:	Who can vote?

A:	You can vote if you were a stockholder at the close of business on the record date, March 8, 2004. On that date, there were 45,709,568 shares outstanding and entitled to vote at the annual meeting.

Q:	What information is contained in this proxy statement?

A:	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and most highly paid executive officers and certain other required information.

Q:	How may I obtain the company’s 10-K?

A:	A copy of our 2003 Form 10-K can be obtained at no charge from:

Unit Corporation
Attn: Investor Relations
7130 South Lewis, Suite 1000
Tulsa, Oklahoma 74136
(918) 493-7700
http://www.unitcorp.com

The company will also furnish any exhibit to the 2003 Form 10-K if specifically requested.

Q:	Who can attend the meeting?

A:	All stockholders can attend.

Q:	What am I voting on?

A:	You are voting on:

•	The election of three nominees as directors for terms that expire in 2007. The Board’s nominees are John H. Williams, William B. Morgan and Larry D. Pinkston.

•	The ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for 2004.

The three nominees for director who receive the most votes will be elected. For the other proposal to be approved, more votes must be cast for it than against it.

Q:	How do I cast my vote?

A:	If you hold your shares as a stockholder of record, you can vote in person at the annual meeting or you can vote by mail, telephone or the Internet. If you are a street-name stockholder, you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

The enclosed proxy contains instructions for mail voting or for voting by way of telephone or the Internet. The proxies identified on the back of the proxy will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy without giving specific voting instructions, the proxies will vote those shares as recommended by the Board.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board recommends you vote for each of the proposals.

Q:	Can I revoke my proxy?

A:	Yes. You can revoke your proxy by:

•	Submitting a new proxy;

•	Giving written notice before the meeting to our Corporate Secretary stating that you are revoking your proxy; or

•	Attending the meeting and voting your shares in person.

Q:	Who will count the vote?

A:	Mellon Investor Services LLC, our transfer agent, will count the vote. Representatives of Mellon Investor Services LLC will also act as the inspectors of election.

Q:	What is a “quorum”?

A:	A quorum is the number of shares that must be present to hold the annual meeting. The quorum requirement for the annual meeting is a majority of the outstanding shares as of the record date, present in person or represented by proxy. If you submit a valid proxy or attend the annual meeting, your shares will be counted to determine whether there is a quorum.

Abstentions and broker non-votes count toward the quorum. “Broker non-votes” occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners by 15 days before the meeting and do not have discretionary voting authority to vote those shares.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most company stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record: If your shares are registered directly in your name with the company’s transfer agent, Mellon Investor Services LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the company. As the stockholder of record, you have the right to grant your voting proxy directly to the company or to vote in person at the meeting. The company has enclosed or sent a proxy card for you to use.

Beneficial Owner: If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:	Will broker non-votes or abstentions affect the voting results?

A:	In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Q:	What shares are included on my proxy?

A:	Your proxy represents all shares registered to your account in the same social security number and address.

Q:	What does it mean if I get more than one proxy?

A:	Your shares are probably registered in more than one account. You should vote each proxy you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address.

Q:	How many votes can I cast?

A:	On each matter, including each director position, you are entitled to one vote per share.

Q:	What happens if additional matters are presented at the annual meeting?

A:	Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted on at the annual meeting. If you grant a proxy, the persons named as proxyholders, John G. Nikkel and Mark E. Schell, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board on the recommendation of the Nominating & Governance Committee.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in the company’s proxy statement for next year’s annual meeting, the written proposal must be received by our Corporate Secretary at our principal executive offices no later than December 6, 2004. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in the company’s proxy statement is instead a reasonable time before the company begins to print and mail its proxy materials. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary
Unit Corporation
7130 South Lewis, Suite 1000
Tulsa, Oklahoma 74136
Fax: (918) 493-7711

For a stockholder proposal that is not intended to be included in the company’s proxy statement under Rule 14a-8, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of the company common stock to approve that proposal, provide the information required by the bylaws of the company and give timely notice to the Corporate Secretary of the company in accordance with the bylaws of the company, which, in general, require that the notice be received by the Corporate Secretary of the company:

•	Not earlier than the close of business on November 22, 2004, and

•	Not later than the close of business on December 22, 2004.

If the date of the stockholder meeting is moved more than 30 days before or 70 days after the anniversary of the company’s annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in the company’s proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and no later than the close of business on the later of the following two dates:

•	90 days prior to the meeting; and

•	10 days after public announcement of the meeting date.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board’s Nominating & Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary of the company at the address of our principal executive offices set forth above. In addition, the bylaws of the company permit a stockholder to nominate directors for election at an annual stockholder meeting. To nominate a director, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of the company common stock to elect such nominee and provide the information required by the bylaws of the company, including a statement by the stockholder identifying (i) the name and address of such stockholder, as they appear on the company’s books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the company which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to solicit proxies from stockholders in support of such proposal or nomination. In addition, the stockholder must give timely notice to the Corporate Secretary of the company in accordance with the bylaws of the company, which, in general, require that the notice be received by the Corporate Secretary of the company within the November 22, 2004 through December 22, 2004 time period described above.

Copy of Bylaw Provisions: You may contact the company Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. The company’s bylaws also are available on the company’s website at http://www.unitcorp.com.

Q:	How is this proxy solicitation being conducted?

A:	We hired Regan & Associates, New York, New York, to assist in the distribution of proxy materials and solicitation of votes for a fee of $7,000 with all of their out-of-pocket expenses included. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. Some of our employees may also solicit proxies. Regan & Associates and our employees may solicit proxies in person, by telephone and by mail. None of our employees will receive special compensation for these services, which the employees will perform as part of their regular duties.

CORPORATE GOVERNANCE AND BOARD MATTERS

We are committed to having sound corporate governance principles. Our Corporate Governance Guidelines and Code of Business Conduct and Ethics are available at http://www.unitcorp.com/corpgov.html. These provisions are applicable to our employees, including our principal executive officer and principal financial officer. We intend to post amendments to or waivers from our Code of Business Conduct and Ethics (to the extent applicable to the company’s chief executive officer or principal financial officer) on our website.

Board Independence

The Board has determined that all of the current directors, except Messrs. King Kirchner, John Nikkel and Larry Pinkston, have no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company) and is independent within the meaning of the company’s director independence standards, which reflect the New York Stock Exchange (“NYSE”) director independence standards, as currently in effect and as they may be changed from time to time. Furthermore, the Board has determined that each of the members of each of its committees has no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company) and is “independent” within the meaning of the company’s director independence standards.

Director Independence Criteria

The Board has defined an independent director as a director who meets all of the following criteria:

•	is not an employee or member of management of the company or any of its subsidiaries;

•	no immediate family member is an executive officer of the company;

•	neither the director or an immediate family member receives more than $100,000 per year from the company, other than director and committee fees or deferred compensation for prior services;

•	is not affiliated with or employed by, and does not have an immediate family member who is, a present or former external auditor of the company;

•	has no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company), for this purpose material relationships can, for example, include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships;

•	has no other relationships with the company or its subsidiaries that would interfere in the exercise of independent judgment as a director;

•	does not accept any consulting, advisory or other compensatory fee from the company except fees received for service as a director;

•	is not, and is not affiliated with a company that is, an adviser or consultant to the company or a member of the company’s senior management;

•	is not an executive officer or an employee, and whose immediate family member(s) is not an executive officer, of a company (A) that accounts for 2 percent or more of the company’s consolidated gross revenues, or (B) for which the company accounts for at least 2 percent or $1 million, whichever is greater, of such company’s consolidated gross revenues;

•	has no personal services contract(s) with the company, or a member of the company’s senior management;

•	is not affiliated with a not-for-profit entity that receives significant contributions from the company;

•	within the last five years, has not had any business relationship with the company (other than service as a director) for which the company has been required to make disclosure under Regulation S-K of the Securities and Exchange Commission; and

•	is not employed by a public company at which an executive officer of the company serves as a director.

Disqualifying relationships

Any person who, or whose immediate family member(s), has within the prior five years had any of the following relationships with the company does not qualify as an independent director.

•	Former employees. A person who, or whose immediate family member(s) is, a former employee of the company or its subsidiaries, or who is affiliated with such an employee, cannot be an “independent director” until five years after the end of the employment or affiliation.

•	Significant Customers and Vendors. A person who is an executive officer or an employee, or whose immediate family member(s) is an executive officer, of a company (A) that accounts for 2 percent or more of the company’s consolidated gross revenues, or (B) for which the company accounts for at least 2 percent or $1 million, whichever is greater, of such other company’s consolidated gross revenues, cannot be an “independent director” until five years after falling below such threshold.

•	Former auditor. A person who, or whose immediate family member(s), is an auditor of the company or its subsidiaries, or who is employed by a present or former auditor of the company or its subsidiaries, or who is affiliated with such auditors, cannot be an “independent director” until five years after the end of the affiliation or the auditing relationship.

•	Interlocking directorships. A person who, or whose immediate family member(s), is employed by a company as to which an executive officer of the company serves as a director and member of the compensation committee for that company cannot be an “independent director” until five years after the end employment by that company or service by the executive officer on the compensation committee of that company.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has nine directors and the following three committees:

•	Audit,

•	Compensation, and

•	Nominating & Governance.

The membership during the last fiscal year and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available at our website at http://www.unitcorp.com/corpgov.html.

During 2003, the Board held nine meetings. All directors, except Mr. John Zink, attended at least 75% of all Board and applicable committee meetings. All directors are encouraged to attend our annual meeting of stockholders. All directors attended our last annual meeting of stockholders.

The following table identifies the membership of the Audit, Compensation and Nominating & Governance Committees and the number of committee meetings held during 2003. A summary of each committee’s responsibilities follows the table.

Nominating
&
Director	Audit		Compensation		Governance
John S. Zink			x
William B. Morgan	x		x		x *
John H. Williams			x		x
Don Cook	x	*
J. Michael Adcock	x		x	*	x
Number of meetings in 2003	4		1		3

*	Current Chairman of the committee.

The Audit Committee:

•	Selects the independent auditors.

•	Approves all audit engagement fees and terms.

•	Pre-approves all audit and non-audit services to be rendered by the independent auditors.

•	Reviews our annual and quarterly financial statements.

•	Consults with our personnel and the independent auditors to determine the adequacy of internal accounting controls.

•	Oversees our relationship with our independent auditors.

•	Oversees our internal audit functions.

The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the company for, outside legal, accounting or other advisors as the committee deems necessary to carry out its duties.

The report of the Audit Committee is included on page 22. The charter of the Audit Committee is included as Appendix A.

The Compensation Committee:

•	Annually reviews and approves any corporate goals and objectives relevant to our Chief Executive Officer’s compensation and his compensation.

•	Recommends to our Board the compensation of our other executive officers.

•	Administers our stock option plans.

•	Reviews and, in some cases, administers our various benefit plans.

•	Determines directors’ compensation.

The report of the Compensation Committee is included at page 20. The charter of the Compensation Committee is included as Appendix B.

The Nominating & Governance Committee:

•	Advises the Board as a whole on corporate governance matters.

•	Advises the Board on the size and composition of the Board.

•	Recommends a slate of nominees for election to the Board.

•	Identifies individuals qualified to become Board members, consistent with criteria approved by the Board.

•	Identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance.

•	Recommends membership to each Board committee.

•	Defines specific criteria for director independence.

The Chair of the Nominating & Governance Committee has been designated as the person to receive communications directed to non-management directors.

The charter of the Nominating & Governance Committee is included as Appendix C.

Consideration of Director Nominees

Stockholder nominees: The policy of the Nominating & Governance Committee is to consider properly-submitted stockholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Nominating & Governance Committee seeks to achieve a balance of knowledge, experience and diversity on the Board. Any stockholder nominations proposed for consideration by the Nominating & Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary Unit Corporation 7130 South Lewis, Suite 1000 Tulsa, Oklahoma 74136

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual stockholders meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Questions and Answers"— What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders to nominate individuals to serve as directors? on page 3.

Director Qualifications: The company’s Corporate Governance Guidelines contain Board membership criteria that apply to Nominating & Governance Committee-recommended nominees for a position on the company’s Board. Under these criteria, members of the Board should meet the Board’s qualifications as independent (as applicable) and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of the company and its stockholders.

Identifying and Evaluating Nominees for Directors: The Nominating & Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating & Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Nominating & Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating & Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating & Governance Committee and may be considered at any point during the year. As described above, the Nominating & Governance Committee considers properly-submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are considered by the Nominating & Governance Committee. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating & Governance Committee. The Nominating & Governance Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder.

Executive Sessions

Executive sessions of non-management directors are held as needed during the year. The sessions are scheduled and chaired by Mr. J. Michael Adcock who was elected by the Board to Chair each executive session. Any non-management director can request that an executive session be scheduled.

Communications with the Board

Individuals may communicate with the Board by submitting an e-mail to the company’s Board in care of the company’s Corporate Secretary at mark.schell@unitcorp.com or sending a letter to:

Board of Directors, c/o Corporate Secretary, Unit Corporation, 7130 S. Lewis, Suite 1000, Tulsa, Oklahoma 74136.

DIRECTORS’ COMPENSATION AND BENEFITS

Only non-employee directors receive compensation for serving as a director. The following table shows the cash compensation for 2003.

NON-EMPLOYEE DIRECTOR CASH COMPENSATION TABLE
FOR FISCAL 2003

Annual retainer payable quarterly	$24,000
Annual retainer for each committee a Board member serves on payable quarterly	$2,000
Each Board meeting attended	$1,000
Each committee meeting attended	$1,000
Additional compensation for service as Chairman of the Audit Committee	$5,000
Additional compensation for service as Chairman for each of the Compensation Committee and Nominating & Governance Committee	$2,000
Reimbursement for travel expenses incurred attending stockholder, Board and committee meetings	Yes
Range of total compensation earned by directors (for the year)(1)	$31,000 - $44,500

(1)	Does not include $8,000 in compensation paid to Mr. Mark E. Monroe who was elected to the Board on October 21, 2003.

Stock Options:

•	Under a plan approved by our stockholders, each non-employee director automatically receives an option to purchase 3,500 shares of common stock on the first business day following each annual meeting of our stockholders. The option exercise price is the fair market value of our common stock on such date. Payment of the exercise price may be made in cash or in shares of common stock that have been held by the director for at least one year. No stock option may be exercised during the first six months of its term except in the case of death. Each option has a ten-year term. In 2003 stock options were granted for an aggregate of 21,000 shares at $20.46 per share. As of March 23, 2004, 80,500 shares were subject to outstanding options.

ITEM 1: ELECTION OF DIRECTORS

Item 1 is the election of three directors to the Board. Our Board is composed of nine members and is divided into three classes with each director serving for a three-year term. At each annual meeting, the term of one class expires. The term of service for those directors serving in Class II expires at this meeting.

We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected.

If any director resigns, dies or is otherwise unable to serve out his or her term, or the Board increases the number of directors, the Board may fill the vacancy or elect the new director.

Our Nominating & Governance Committee has recommended, and the Board has approved, the nominees listed below to stand for election. Information concerning each nominee and each continuing director is provided below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ELECTING THE THREE NOMINEES.

NOMINEES FOR DIRECTOR
Terms expiring at this annual meeting (Class II)	William B. Morgan Age 59 Director since 1988	Mr. Morgan was elected a director of Unit in February, 1988. For over 5 years, Mr. Morgan has been Executive Vice President and General Counsel of St. John Health System, Inc., Tulsa, Oklahoma, and the President of its principal for-profit subsidiary Utica Services, Inc. Before that, he was a Partner in the law firm of Doerner, Saunders, Daniel & Anderson, Tulsa, Oklahoma, for over 20 years.

	John H. Williams Age 85 Director since 1988	Mr. Williams was elected a director of Unit in December, 1988. Prior to retiring on December 31, 1978, he was Chairman of the Board and Chief Executive Officer of The Williams Companies, Inc., where he continues to serve as an honorary director. Mr. Williams also serves as a director of Apco Argentina, Inc., and Willbros Group, Inc. In addition, Mr. Williams is a member of the Tulsa Performing Arts Center Trust.

	Larry D. Pinkston Age 49 Director since 2004	Mr. Pinkston joined Unit in December, 1981. He had served as Corporate Budget Director and Assistant Controller prior to being appointed Controller in February, 1985. In December, 1986 he was elected Treasurer of the company and was elected to the position of Vice President and Chief Financial Officer in May, 1989. In August, 2003, he was elected to the position of President of the company as well as serving as its Chief Financial Officer. He was elected a director of the company by the Board in January, 2004. In February, 2004, in addition to his position as President, he was elected to the office of Chief Operating Officer. He holds a Bachelor of Science Degree in Accounting from East Central University of Oklahoma and is a Certified Public Accountant.

CONTINUING DIRECTORS
Terms expiring at 2005 annual meeting (Class III)	King P. Kirchner Age 76 Director since 1963	Mr. Kirchner, a co-founder of Unit, has been a director since 1963. He served as the company’s President until November, 1983, as its Chief Executive Officer until June 30, 2001, and served as the Chairman of the Board until July 31, 2003. Mr. Kirchner is a Registered Professional Engineer within the State of Oklahoma, having received degrees in Mechanical Engineering from Oklahoma State University and in Petroleum Engineering, with honors, from the University of Oklahoma. Following graduation, he was employed by Lufkin Manufacturing as a development engineer for hydraulic pumping units. Prior to co-founding Unit, he served in the U.S. Army during the Korean War and after that as vice-president engineering and operations for Woolaroc Oil Company.

	Don Cook Age 79 Director since 1963	Mr. Cook has served as a director of Unit since Unit’s inception. He is a Certified Public Accountant and was a partner in the accounting firm of Finley & Cook, Shawnee, Oklahoma, from 1950 until 1987, when he retired. Mr. Cook has been designated by the company’s board of directors as the Audit Committee’s financial expert.

	J. Michael Adcock Age 55 Director since 1997	Mr. Adcock was elected a director of Unit in December, 1997. He is an attorney and currently manages a private trust that deals in real estate, oil and gas properties and other equity investments. He is Chairman of the Board of Arvest Bank, Shawnee, and a director of Community Health Partners, Inc., formerly Mid America Healthcare, Inc. Between 1997 and September, 1998 he was the Chairman of the Board of Ameribank and President and Chief Executive Officer of American National Bank and Trust Company of Shawnee, Oklahoma, and Chairman of AmeriTrust Corporation, Tulsa, Oklahoma. Prior to holding these positions, he was engaged in the private practice of law and served as General Counsel for Ameribank Corporation.

Terms expiring at 2006 annual meeting (Class I)	John G. Nikkel Age 69 Director since 1983	Mr. Nikkel joined Unit as its President, Chief Operating Officer and a director in 1983. He was elected its Chief Executive Officer in July, 2001 and Chairman of the Board in August, 2003. He currently holds the position of Chairman of the Board and Chief Executive Officer. From 1976 until January, 1982 when he co-founded Nike Exploration Company, Mr. Nikkel was an officer and director of Cotton Petroleum Corporation, serving as the President of Cotton from 1979 until his departure. Prior to joining Cotton, Mr. Nikkel was employed by Amoco Production Company for 18 years, last serving as Division Geologist for Amoco’s Denver Division. Mr. Nikkel presently serves as President and a director of Nike Exploration Company. From August 16, 2000 until August 23, 2002 Mr. Nikkel, in connection with Unit’s investment in the company, also served as a director of Shenandoah Resources Ltd., a Canadian company. Shenandoah Resources Ltd. filed for creditors protection under The Companies’ Creditor Arrangement Act in April 2002 with the Court of Queen’s Bench of Alberta, Judicial District of Calgary. Mr. Nikkel received a Bachelor of Science degree in Geology and Mathematics from Texas Christian University.

John S. Zink Age 75 Director since 1982	Mr. Zink was elected a director of Unit in May of 1982. For several years, he has been a principal in several privately held companies engaged in the businesses of designing and manufacturing equipment used in the petroleum industry, construction, and heating and air conditioning services and installation. He holds a Bachelor of Science degree in Mechanical Engineering from Oklahoma State University. He is also a director of Matrix Service Company, Tulsa, Oklahoma.

Mark E. Monroe Age 49 Director since 2003	Mr. Monroe was the Chief Executive Officer and President of Louis Dreyfus Natural Gas Corp., a publicly-held natural gas exploration and production company, until the sale of the company in 2001. Prior to the formation of Louis Dreyfus Natural Gas in 1990, Mr. Monroe was the Chief Financial Officer of Bogert Oil Company, a publicly-held exploration and production company headquartered in Oklahoma City, Oklahoma. From 1976 to 1980, he was an Audit Manager for the public accounting firm of Deloitte & Touche in Dallas, Texas. Mr. Monroe currently serves as a member of the Board of Directors for Continental Resources, Inc., a privately-held exploration and production company headquartered in Enid, Oklahoma and on the board of the Oklahoma Independent Petroleum Association, of which he previously served as its President. He has served on the Domestic Petroleum Council, on the National Petroleum Council and on the Boards of the Independent Petroleum Association of America and the Petroleum Club of Oklahoma City. Mr. Monroe graduated from the University of Texas at Austin with a BBA degree in 1975 and is a Certified Public Accountant.

OWNERSHIP OF OUR COMMON STOCK BY BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our common stock by each director, each executive officer named in the Summary Compensation

Table and by all directors and executive officers as a group. Except as otherwise noted, all shares are directly owned.

STOCK OWNED BY OUR DIRECTORS AND EXECUTIVE OFFICERS AS OF MARCH 23, 2004

	Aggregate Number of			Percent of Outstanding
Name of Beneficial Owner	Beneficially Owned Shares			Common Stock (1)
King P. Kirchner	226,820	(4)		*
Don Cook	32,118	(4)		*
William B. Morgan	23,000	(4)		*
John G. Nikkel	410,242	(2)(3)(6)		*
John H. Williams	11,500	(4)		*
John S. Zink	9,100	(4)		*
J. Michael Adcock	278,391	(4)(5)		*
Mark E. Monroe	2,000			*
Philip M. Keeley	88,005	(2)		*
Larry D. Pinkston	69,608	(2)(6)		*
Mark E. Schell	69,657	(2)(6)		*
David T. Merrill	40	(3)		*
Earle Lamborn	107,794	(3)		*
All Directors and Executive Officers as a Group**	1,220,481	(2)-	(6)	2.67

*	Less than one percent

**	Does not include the shares listed above for Mr. Lamborn who retired from the company on January 15, 2004.

Notes to table:

(1)	The number of shares includes the shares presently issued and outstanding plus the number of shares that any owner has the right to acquire within 60 days after March 23, 2004. For purposes of calculating the percentage of the common stock outstanding held by each owner, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after March 23, 2004, pursuant to the exercise of outstanding stock options. There was a total of 45,709,568 shares outstanding on March 23, 2004.

(2)	Includes shares of common stock held under our 401(k) thrift plan as of March 23, 2004 for the account of: John G. Nikkel, 32,787; Philip M. Keeley, 3,096; Larry D. Pinkston, 3,933; Mark E. Schell 31,521; David T. Merrill 40; and directors and officers as a group, 71,377.

(3)	Of the shares listed as being beneficially owned, the following individuals disclaim any beneficial interest in shares held by spouses or for the benefit of family members: Earle Lamborn, 81,928; J. Michael Adcock, 800; and John G. Nikkel, 76,000.

(4)	Includes shares subject to unexercised stock options under the Company’s Non-Employee Directors’ Stock Option Plan to each of the following which may be exercised at the discretion of the holder: Don Cook, 26,500; William B. Morgan, 15,500; John S. Zink, 7,000; John H. Williams, 10,500; King P. Kirchner, 7,000 ; and J. Michael Adcock, 14,000; all non-Employee Directors as a group, 80,500.

(5)	Of the shares listed as being beneficially owned, 263,591 shares are owned by a trust of which Mr. Adcock is one of three trustees.

(6)	Includes shares subject to unexercised stock options under our stock option plan to each of the following which may be exercised within 60 days at the discretion of the holder: John G. Nikkel, 17,000; Larry D. Pinkston, 25,500; Mark E. Schell, 25,500; and executive officers as a group, 68,000.

The following table sets forth information concerning the beneficial ownership of our common stock by stockholders who own at least five percent of our common stock.

STOCKHOLDERS WHO OWN AT LEAST 5% OF OUR COMMON STOCK

	Amount and Nature
	of Beneficial
Name and Address	Ownership(1)	Percent of Class
Royce & Associates, LLC 1414 Avenue of the Americas New York, New York 10019	4,761,700	10.93

Forstmann-Leff Associates, LLC 590 Madison Avenue New York, New York 10022	2,182,810	5.0

George Kaiser Family Foundation(2) 124 East Fourth Street, Suite 100 Tulsa, Oklahoma 74103	7,616,400	17.5

Barclays Global Investors, NA(3) 45 Fremont Street San Francisco, California 94105	2,225,975	5.10

Notes to Table:

(1)	Beneficial ownership is based on the Schedule 13G most recently filed by the stockholder or other information provided to us. Beneficial ownership may under certain circumstances include both voting power and investment power. Information is provided for reporting purposes only and should not be construed as an admission of actual beneficial ownership.

(2)	The filing parties on the Schedule 13G were George Kaiser Family Foundation, Kaiser Francis Charitable Income Trust B, Mr. George B. Kaiser, Cactus Drilling Company L.L.C., and Gas Purchase Fund 4.

(3)	The filing parties on the Schedule 13G were Barclays Global Investors, NA., Barclays Global Fund Advisors, Barclays Global Investors, LTD, Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Life Assurance Company Limited, Barclays Bank PLC, Barclays Capital Securities Limited, Barclays

Capital Inc, Barclays Private Bank & Trust (Isle of Man) Limited, Barclays Private Bank and Trust (Jersey) Limited, Barclays Bank Trust Company Limited, Barclays Bank (Suisse) SA, and Barclays Private Bank Limited.

EXECUTIVE COMPENSATION

The following Summary Compensation Table shows compensation information for the Chief Executive Officer and each of our other four most highly compensated executive officers for services in all capacities in 2001, 2002 and 2003.

SUMMARY COMPENSATION TABLE

					Long Term Compensation
	Annual Compensation(1)				Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
					Restricted	Securities
Name and				Other Annual	Stock	Underlying	LTIP	All Other
Principal		Salary	Bonus	Compensation	Award(s)	Options	Payout	Compensation
Position(s)	Year	($)	($)	($)(2)	($)	(#)	($)	($)(3)
John G. Nikkel Chairman and CEO	2003	360,000	143,333	7,332	0	15,000	0	14,000
	2002	315,000	148,333	7,332	0	25,000	0	12,000
	2001	297,500	121,666	7,239	0	0	0	10,500
Larry D. Pinkston President and COO	2003	170,750	68,333	4,136	0	10,000	0	12,000
	2002	142,000	69,000	4,136	0	7,500	0	11,000
	2001	142,000	50,666	4,173	0	0	0	10,497
Earle Lamborn Sr. V. P. —Drilling	2003	205,000	93,333	4,909	0	0	0	12,000
	2002	190,000	118,333	4,909	0	10,000	0	11,000
	2001	190,000	80,000	4,213	0	0	0	10,500
Philip M. Keeley Sr. V. P.—Exploration & Production	2003	205,000	93,333	3,588	0	0	0	14,000
	2002	190,000	98,333	8,247	0	10,000	0	12,000
	2001	190,000	80,000	8,600	0	0	0	10,500
Mark E. Schell Sr. V. P., Secretary and General Counsel	2003	153,333	68,333	7,400	0	7,500	0	12,000
	2002	132,000	68,333	7,399	0	7,500	0	11,000
	2001	132,000	46,666	6,788	0	0	0	10,500

Notes to Table:

(1)	Compensation deferred at the election of an executive is included in the year earned.

(2)	The amount listed under the Other Annual Compensation column represents the dollar value associated with the use of a vehicle by the named executive officer.

(3)	Represents Unit’s matching contributions to Unit’s 401(k) thrift plan for the named executive officer.

STOCK OPTIONS

The following table shows options that the named officers exercised during 2003 and the number of shares and the value of options outstanding as of December 31, 2003 for each named officer.

AGGREGATE OPTION EXERCISES IN 2003 AND FISCAL YEAR END OPTION VALUES

	(b)	(c)	(d)		(e)
			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
			Options at FY-End		at FY-End
(a)	Shares Acquired on	Value Realized	(#)		($)(2)
Name	Exercise (#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
John G. Nikkel	64,500	999,120	47,500	43,000	740,965	167,920
Earle Lamborn	58,500	805,270	0	4,000	0	28,760
Philip M. Keeley	33,500	544,885	19,000	4,000	151,800	28,760
Larry D. Pinkston	0	0	25,500	19,000	394,440	59,750
Mark E. Schell	0	0	25,500	16,500	394,440	57,450

Notes to Table:

(1)	Value realized equals fair market value of the stock on date of exercise, less the exercise price, times the number of shares acquired.

(2)	The value of unexercised in-the-money options at year end assumes a fair market value for the company’s common stock of $23.87, the average of the high and low prices of the company’s common stock on the New York Stock Exchange on December 31, 2003. Value is calculated on the basis of the difference between $23.87 and the option exercise price multiplied by the number of shares of common stock underlying the options.

OPTIONS GRANTED IN 2003

	Individual Grants(1)
					Potential Realizable Value at Assumed
	Number of Securities	Percent of Total Options			Annual Rate of Stock Price Appreciation for
	Underlying Options	Granted to Employees In	Exercise	Expiration	Option Terms(3)
	Granted (#)	2003(2)	Price ($/Sh)	Date	5% ($)	10% ($)
Name	(a)	(b)	(c)	(d)	(e)	(f)
John G. Nikkel	15,000	12.8%	22.95	12/17/13	216,497	548,646
Larry D. Pinkston	10,000	8.6%	22.95	12/17/13	144,331	365,764
Mark E. Schell	7,500	6.4%	22.95	12/17/13	108,248	274,323
Philip M. Keeley	0	0	0	0	0	0
Earle Lamborn	0	0	0	0	0	0

(1)	All options were granted on December 17, 2003 at an exercise price equal to the closing market price of the common stock on the date of grant. All of the options vest in 20% annual increments commencing 12 months after their date of grant. All options vest immediately in the event of a “change in control,” as defined in the plan.

(2)	Based on a total of 116,850 options being granted to certain employees during fiscal 2003.

(3)	Caution is recommended in interpreting the financial significance of these figures. They are calculated by multiplying the number of options granted by the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to rules of the Securities and Exchange Commission. They assume the value of the Company Common Stock appreciates 5% and 10% each year, compounded annually, for ten years (the life of each option). They are not intended to forecast possible future appreciation, if any, of such stock price or to establish a present value of options. Also, if appreciation does not occur at the 5% or 10% per year rate, the amounts shown would not be realized by the year 2013. Depending on inflation rates, these amounts may be worth significantly less in 2013, in real terms, than their value today.

Equity Compensation Plans

The following table summarizes information, as of December 31, 2003, relating to our equity compensation plans under which grants of options may be granted from time to time.

EQUITY COMPENSATION PLANS AS OF DECEMBER 31, 2003

Number of securities
remaining available for
future issuance under
equity
	Number of securities to	Weighted-average	compensation plans
	be issued upon exercise	exercise price of	(excluding securities
	of outstanding options	outstanding options	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	617,250	$14.66	1,384,306 (2)
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	617,250	$14.66	1,384,306 (2)

(1)	These plans are the Unit Employee Stock Bonus Plan, the Unit Corporation Amended and Restated Stock Option Plan, effective February 15, 2000 and the Unit Corporation 2000 Non-Employee Directors’ Stock Option Plan. Further information regarding these plans is contained in Note 6 to the Financial Statements contained in the company’s Form 10-K for the year.

(2)	Included in this amount is 276,356 shares subject to future issuance under the Unit Employee Stock Bonus Plan which are not subject to exercise of an option, warrant or right.

Long Term Performance Plans and Pension Plans

We do not currently have any long term
performance plans or pension plans.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

Stock Option Plan

Our stock option plan contains a provision vesting all stock options in the event of a “change-in-control” of us. A “change-in-control” is deemed to have occurred at such time as any person or group, other than Unit or an Exempt Person, is or becomes the beneficial owner, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities. An Exempt Person is generally defined to be any person (or estate or trust of such person) who, on the date of the plan, owned securities representing more than 20% of the combined voting power of our then outstanding securities, and any spouse, parent or issue of such person.

Separation Benefit Plan

On December 20, 1996, effective as of January 1, 1997, the Board adopted the Separation Benefit Plan of Unit Corporation and Participating Subsidiaries (the “Plan”). The Plan is generally applicable to all of our full time salaried employees and to the employees of our two principal subsidiaries, excluding any employees who are also our directors, who have been with their employer for at least one year. Subject to the terms of the Plan, any eligible employee whose employment is terminated is entitled to receive a separation benefit in an amount calculated by dividing the eligible employee’s average annual base salary in effect immediately prior to such employee’s separation by 52 to determine a weekly separation benefit amount. The number of weekly separation benefit payments then payable to an eligible employee is calculated based on the employee’s years of service in accordance with a schedule set forth in the Plan. Employees who voluntarily leave their employment are not entitled to receive a separation benefit unless they have completed at least 20 years of service. Any eligible employee who has completed 20 years of service or more is vested in his or her separation benefit, subject to fulfilling the other requirements of the Plan. Separation benefit payments are limited to a maximum of 104 weekly payments. The Plan also provides that, unless otherwise provided by our Board prior to a “change-in-control” of us, as defined in the Plan, all eligible employees shall be vested in their separation benefit as of the date of such “change-in-control” based on their years of service. As a condition to receiving the separation benefits, employees must sign a separation agreement waiving any claims the employee may have against our subsidiaries or us.

Senior Management Separation Benefit Plan On October 28, 1997, the board adopted the Separation Benefit Plan for Senior Management. This plan is similar in terms to the benefits and requirements described above for the Separation Benefit Plan, with the exception that the Compensation Committee determines who will participate in this plan. In addition, the Committee is given the authority to increase (up to a maximum of 104) the number of weekly separation benefit payments a participant would otherwise be entitled to receive under the plan if the participant is involuntarily terminated. Effective with their retirement from the company, both Mr. Kirchner and Mr. Lamborn are receiving payments under this plan. Mr. Kirchner’s total compensation under the plan is $560,000 and Mr. Lamborn’s is $410,000. Their compensation is paid out over a 26 month period.

Change of Control Arrangements

We have entered into key employee change of control contracts with Messrs. Nikkel, Keeley, Pinkston, Schell, Merrill and Belitz. Mr. Merrill is our Chief Financial Officer and Mr. Belitz is our Controller. These severance contracts have an initial three-year term that is automatically extended for one year upon each anniversary, unless a notice not to extend is given by us. If a change of control of the company (as defined below) occurs during the term of the severance contract, then the contract becomes operative for a fixed three-year period. The severance contracts generally provide that the executive’s terms and conditions of employment (including position, work location, compensation and benefits) will not be adversely changed during the three-year period after a change of control. If the executive’s employment is terminated by the company (other than for cause, death or disability), the executive terminates for good reason during such three-year period, or the executive terminates employment for any reason during the 30-day period following the first anniversary of the change of control, and upon certain terminations prior to a change of control or in connection with or in anticipation of a change of control, the executive is generally entitled to receive the following payment and benefits:

•	earned but unpaid compensation;

•	up to 2.9 times the executive’s base salary plus annual bonus (based on historic annual bonus); and

•	the company matching contributions that would have been made had the executive continued to participate in the company’s 401(k) plan for up to an additional three years.

     In addition, the severance contract provides for a continuation of various medical, dental, disability and life insurance plans and financial counseling for a period of up to three years, outplacement services and the payment of all legal fees and expenses incurred by the executive in enforcing any right or benefit provided by the severance contracts. The severance contract provides that the executive is entitled to receive a payment in an amount sufficient to make the executive whole for any excise tax on excess parachute payments imposed under Section 4999 of the Code. As a condition to receipt of these severance benefits, the executive must remain in the employ of the company and render services commensurate with his position. The executive must also agree to retain in confidence any and all confidential information known to him concerning the company and its business so long as the information is not otherwise publicly disclosed. As of the date of this proxy statement, no amounts have been paid under the severance contracts.

For purposes of the severance contracts, a change of control is generally defined as:

(1) Any individual, entity or group acquiring beneficial ownership of 15% or more of either the outstanding shares of the company’s common stock or the combined voting power of the outstanding voting securities of the company entitled to vote generally for the election of directors;

(2) Individuals who constitute the Board on the date hereof cease to constitute a majority of the Board, provided that an individual whose election or nomination as a director is approved by a vote of at least a majority of the directors as of the date hereof will be deemed a member of the incumbent Board;

(3) Approval by the company’s stockholders of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the company or the acquisition of assets of another entity, unless following the business combination:

•	all or substantially all of the beneficial owners of the company’s outstanding common stock prior to the business combination own more than 60% of the outstanding common stock of the corporation resulting from the business combination;

•	no person, entity or group owns 15% or more of the outstanding voting securities of the corporation resulting from the business combination; and,

•	at least a majority of the Board of the company resulting from the business combination were members of the company’s Board prior to the business combination; or

(4) Approval by the company’s stockholders of a complete liquidation or dissolution of the company.

REPORT OF THE COMPENSATION COMMITTEE

The following report of the Compensation Committee shall not be incorporated by reference into any of our prior filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the “Executive Compensation” section of this proxy statement), except to the extent that we specifically incorporate this information by reference.

The Compensation Committee is responsible for reviewing and recommending to our Board the compensation of our Chief Executive Officer and other executive officers. The committee is composed entirely of independent outside directors. There are no interlocking relationships between any of our executive officers and any entity whose directors or executive officers serve on the committee.

Objectives and Considerations

The objectives of the committee in determining executive compensation are to retain and reward qualified individuals serving as our executive officers. To achieve these objectives, the committee relies primarily on salary, annual bonuses (awardable either in stock or cash) and awards under our stock option plan. In making its decisions, the committee takes into account the conditions within our industry, our income and cash flow and the attainment of any designated business objectives. Individual performances are also reviewed, taking into account the individual’s responsibilities, experience and potential, his or her period of service and current salary and the individual’s compensation level as compared to similar positions at other companies. The committee’s evaluation of these considerations is, for the most part, subjective and, to date, it has not established any specific written compensation plans or formulas pursuant to which the executive officers’ annual compensation is determined.

Base Salary

We do not currently have an employment agreement with any of our executive officers. In determining the base salaries for the executive pensation and benefit programs of a number of oil and gas-related companies, one of which was us. It was the committee’s objective to set the executives’ base salary at approximately the competitive mid-range reflected in the survey. Within this range, the committee then made any adjustments based on individual performance evaluations. Taking these factors into consideration, the committee decided to increase the 2003 salaries of the following officers by the percentages indicated: Larry D. Pinkston 20.2%; Earle Lamborn 7.9% Philip M. Keeley 7.9%; and Mark E. Schell 16.2%.

Bonuses

Executive officers are eligible to earn annual bonuses either in cash or in stock. Stock bonuses are awarded pursuant to the bonus plan approved by our stockholders on May 1, 1985 and, as amended, on May 3, 1995. The amount and type of any bonuses awarded to executive officers is determined solely at the subjective discretion of the committee. The committee does not base its decisions on predetermined formulas, choosing instead to rely on its evaluation of the various considerations set forth above. In addition, when appropriate, bonuses are awarded to recognize short-term individual performance.

Stock Options

Stock options are granted under the stock option plan approved by our stockholders on May 2, 1984 and, as amended, on May 3, 1989 and May 3, 1995. The committee believes that stock options provide an incentive for the executive officers to maximize long-term stockholder value. Stock option grants are made at 100% of the market price on the date of grant. Generally, options become exercisable in annual 20% increments after one year and have a ten-year life. The number of options that are granted to an executive officer is based on the individual’s performance and level of responsibility. Option awards will vary in size based on position level (more senior managers receive a higher multiple). Stock options are granted to the executive officers at the discretion of the committee. The committee’s decisions with respect to awarding stock options are generally made late each year thus allowing the committee to evaluate our annual results as part of its decision-making process.

Chief Executive Officer

Mr. Nikkel’s salary and bonus are determined by the committee substantially in accordance with the policies described above relating to all executive officers. Based on its review, and in particular, the successes attained in the areas of rig growth, oil and gas acquisitions, net income, cash flow and stock performance, the committee chose to raise Mr. Nikkel’s 2003 salary by 14.3%.

1993 OBRA — Executive Compensation Tax Deductibility

The Internal Revenue Code, Section 162(m), limits our ability to deduct, for federal income tax purposes, certain non-performance based compensation in excess of $1 million per year paid to individual officers named in the Summary Compensation Table. Based on the amount of compensation paid to each of the named officers in fiscal 2003, it does not appear that Section 162(m) will have a significant impact on us in the near term. However, the committee will continue to monitor whether its executive compensation plans should be amended to meet the deductibility requirements of the tax law.

Members of the Compensation Committee:

   J. Michael Adcock — Chairman
   William B. Morgan
   John H. Williams
   John S. Zink

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee shall not be incorporated by reference into any of our prior filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof, except to the extent that we specifically incorporate this information by reference.

The Securities and Exchange Commission rules now require that we include in our proxy statement a report from the Audit Committee of the Board. The following report concerns the committee’s activities regarding oversight of our financial reporting and auditing process.

In accordance with its written charter, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. During the year 2003, the committee met four times. The committee chair, as representative of the committee, discussed the interim financial information contained in each quarterly earnings announcement and Form 10-Q with the CFO and independent auditors prior to public release.

The Board and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the New York Stock Exchange that governs audit committee composition, including the requirement that audit committee members all be “independent directors” as that term is defined by applicable NYSE rule.

Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally-accepted auditing standards, including Statement on officers for 2003, the committee relied primarily on its evaluation of the compensation being paid to individuals holding comparable positions in the industry. In doing so, the committee relied, to a large extent, on the results of the Mercer Energy Compensation Survey, which surveyed the com Auditing Standards No. 61. The committee has discussed with the independent auditors the auditors’ independence from management, including the implications of the SEC regulations regarding the provisions of non-audit services by the independent auditors and determined that the provisions of the non-audit services were not inconsistent with the independent auditors’ status as independent auditors. In addition, the committee received the written disclosures and letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

Based on the above-mentioned review and discussions with management and the independent auditors, the committee recommended to the Board that our audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Each member of our Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The “audit committee financial expert” designated by our Board is Don Cook.

Members of the Audit Committee:

   Don Cook — Chairman
   J. Michael Adcock
   William B. Morgan

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee has appointed PricewaterhouseCoopers LLP as the company’s independent auditors for the fiscal year ending December 31, 2004. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Incurred by the Company for PricewaterhouseCoopers LLP

The following table shows the fees for professional audit services provided by PricewaterhouseCoopers LLP for the audit of the company’s annual financial statements for the years ended December 31, 2003 and 2002, and fees billed for other services during those periods.

	2003	2002
Audit Fees(1)	$177,920	$116,080
Audit-Related Fees(2)	35,400	14,525
Tax Fees(3)	10,300	14,195
All Other Fees	—	—

Total	$223,620	$144,800

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with the issuance of comfort letters, consents, and assistance with review of documents filed with the SEC.

(2)	Audit-related fees consisted primarily of consultations related to accounting and reporting standards and audits of employee benefit plan and oil and gas partnerships.

(3)	For fiscal 2003 and 2002, respectively, tax fees principally included tax compliance fees of $10,300 and $825, and tax advice and tax planning fees of $0 and $13,370.

The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the company’s independent auditors and associated fees, provided the Chair reports any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2003, the following directors (none of whom was or had been an officer or employee of the company or any of its subsidiaries) served on the Compensation Committee: J. Michael Adcock, William B. Morgan, John H. Williams

and John S. Zink. There are no committee interlocks with other companies within the meaning of the Securities and Exchange Commission’s rules during 2003.

PERFORMANCE GRAPH

The performance graph and the related disclosure contained in this section of the Proxy Statement shall not be incorporated by reference into any of our prior filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the “Executive Compensation” section of this proxy statement), except to the extent that we specifically incorporate this information by reference.

The following graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends, assuming $100 invested on December 31, 1998) in our common stock during the five-year period from December 31, 1999 through December 31, 2003, with the Standard & Poor’s 500 Composite Index, the S&P 600 Oil & Gas Exploration and Production Index and a Unit determined peer group index. Our peer group index consists of Grey Wolf Inc., Patterson-UTI Energy Inc., Pioneer Drilling Co., and TMBR/SHARP Drilling Inc. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be indicative of possible future performance of our stock.

	DOLLAR VALUE OF $100 INVESTMENT AT DECEMBER 31,
	1999	2000	2001	2002	2003
Unit	183.58	452.24	308.06	442.99	562.39
S&P 500	121.04	110.02	96.95	75.52	97.18
S&P 600 Oil & Gas	125.32	247.66	210.92	221.90	308.10
Peer Group	337.94	824.80	490.94	634.81	675.48

ITEM 2: RATIFICATION OF APPOINTMENT OF AUDITORS

Our Audit Committee has unanimously selected PricewaterhouseCoopers LLP as our independent auditors for our 2004 fiscal year. We are asking you to ratify and approve this action. A representative of PricewaterhouseCoopers LLP, will attend the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Although the law does not require such ratification, the Audit Committee believes that you should be given the opportunity to express your views on this matter. However, even if you ratify the selection, the Audit Committee may still appoint new independent auditors at any time if it believes that such change would be in the best interest of the company and its stockholders. Failure to ratify such selection is not binding on the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL, WHICH VOTE WILL ACT TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.

OTHER MATTERS

Certain Transactions Between the Company and Its Officers, Directors, Nominees for Directors and Their Associates

Since 1984, one of our subsidiaries, or its predecessor, has formed employee-limited partnerships for investment by certain of our employees and directors. The limited partnerships participate with Unit Petroleum Company, a subsidiary of ours, in its exploration and production operations.

Certain of our officers and directors have invested in these employee programs. The following table shows their investments in the 2003 and 2004 employee programs.

AGGREGATE OF DIRECT OR INDIRECT INVESTMENT
	2003 Employee	2004 Employee
Officer/Director	Program($)	Program($)
John G. Nikkel	140,000	200,000
King P. Kirchner	40,000	40,000
Don Cook	2,000	2,000
J. Michael Adcock	48,000	56,000
Philip M. Keeley	20,000	20,000
Larry D. Pinkston	0	4,000

With respect to their review and approval of any material transactions between us and any related party, including, if applicable, those discussed above, our Board considers the terms that are or would be available to us in similar transactions with non-affiliated parties dealing at arm’s-length.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. These persons are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to us, we believe that during our preceding fiscal year all Section 16(a) filing requirements applicable to our Reporting Persons were complied with except the following: (1) Mr. Philip Keeley was one day late filing a Form 4; (2) Messrs. Kirchner, Cook, Adcock, Williams, Morgan and Zink each filed a Form 5 to report a delinquent Form 4 transaction relating to the issuance of their non-employee director stock options; and (3) Messrs. Nikkel, Schell, Pinkston, Belitz and Merrill were each 12 days late in filing a Form 4 to report the issuance of certain stock options to them.

Matters Which May Come Before the Meeting

The Board does not intend to bring any other matters before the meeting, nor do we know of any matters that other persons intend to bring before the meeting. However, should other matters not mentioned in this proxy statement properly come before the meeting, the persons named in the accompanying proxy card will vote on them in accordance with their best judgment.

2005 Stockholder Proposals or Nominations

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in the company’s proxy statement for next year’s annual meeting, the written proposal must be received by our Corporate Secretary at our principal executive offices no later than December 6, 2004. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in the company’s proxy statement is instead a reasonable time before the company begins to print and mail its proxy materials. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

   Corporate Secretary
   Unit Corporation
   7130 South Lewis, Suite 1000
   Tulsa, Oklahoma 74136
   Fax: (918) 493-7711

For a stockholder proposal that is not intended to be included in the company’s proxy statement under Rule 14a-8, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of the company common stock to approve that proposal, provide the information required by the bylaws of the company and give timely notice to the Corporate Secretary of the company in accordance with the bylaws of the company, which, in general, require that the notice be received by the Corporate Secretary of the company:

•	Not earlier than the close of business on November 22, 2004, and

•	Not later than the close of business on December 22, 2004.

If the date of the stockholder meeting is moved more than 30 days before or 70 days after the anniversary of the company’s annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in the company’s proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and no later than the close of business on the later of the following two dates:

•	90 days prior to the meeting; and

•	10 days after public announcement of the meeting date.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board’s Nominating & Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary of the company at the address of our principal executive offices set forth above. In addition, the bylaws of the company permit a stockholder to nominate directors for election at an annual stockholder meeting. To nominate a director, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of the company common stock to elect such nominee and provide the information required by the bylaws of the company, including a statement by the stockholder identifying (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (A) to deliver a proxy statement and/or form a proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to solicit proxies from stockholders in support of such proposal or nomination. In addition, the stockholder must give timely notice to the Corporate Secretary of the company in accordance with the bylaws of the company, which, in general, require that the notice be received by the Corporate Secretary of the company within the time period described above under “Stockholder Proposals.”

Communication With Us

From time to time, we receive calls from stockholders asking how they can communicate with us. The following communication options are available.

•	If you would like to receive information about Unit:

Our home page on the Internet, located at http://www.unitcorp.com, gives you access to certain information regarding the company. This site contains our press releases, financial information and stock quotes, as well as our SEC filings. An online version of this proxy statement is also located on the site.

•	If you would like to contact us, please call Unit’s Investor Relations at (918) 493-7700, or send your correspondence to the following address:

Linda Swanson
Unit Corporation
7130 South Lewis, Suite 1000
Tulsa, Oklahoma 74136

Form 10-K Annual Report to the Securities and Exchange Commission

COPIES OF OUR ANNUAL REPORT (FORM 10-K) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO: MARK E. SCHELL, SECRETARY, UNIT CORPORATION, 7130 S. LEWIS, SUITE 1000, TULSA, OKLAHOMA 74136

Appendix A

OUR AUDIT COMMITTEE CHARTER

Purpose

     The Audit Committee is appointed by and amongst the Board to assist the Board in monitoring

(1)	the integrity of the financial statements of the Company,

(2)	the independent auditor’s qualifications and independence,

(3)	the performance of the Company’s internal audit function and independent auditors, and

(4)	the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare the audit committee report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Committee Membership

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence requirements of the New York Stock Exchange.

     At least one member of the Audit Committee shall, in the judgment of the Board, have an accounting background or be a financial management expert in accordance with the rules and regulations of the Securities and Exchange Commission.

     At least one member of the Audit Committee (who may also serve as the financial expert), shall, in the judgment of the Board, have accounting or related financial management expertise in accordance with the New York Stock Exchange listing standards.

     The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Audit Committee members may be replaced by the Board.

Committee Authority and Responsibilities

The Audit Committee

•	will have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification);

•	will approve all audit engagement fees and terms and all significant non-audit engagements with the independent auditors;

•	will pre-approve all audit and permitted non-audit services to be performed by the public accounting firm, or delegate the authority to pre-approve such services to one or more members of the Audit Committee, who shall report any decision to pre-approve any services to the full Audit Committee at its regularly-scheduled meetings;

•	will consult with management but shall not delegate these responsibilities;

•	will meet as often as it determines is necessary to fulfill its obligations;

•	may form and delegate authority to subcommittees when appropriate;

•	will have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee;

•	may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee;

•	may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company;

•	will make regular reports to the Board;

•	will review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval; and

•	will annually review the Audit Committee’s own performance.

Financial Statement and Disclosure Matters

     The Audit Committee, to the extent it deems necessary or appropriate, will:

     1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

     2. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.

     3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements.

     4. Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

     5. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

     6. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

     7. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

          (a) The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          (b) The management letter provided by the independent auditor and the Company’s response to that letter.

          (c) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management

Oversight of the Company’s Relationship with the Independent Auditor

     8. Review the experience and qualifications of the senior members of the independent auditor team.

     9. Obtain and review a report from the independent auditor at least annually regarding

          (a) the auditor’s internal quality-control procedures,

          (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,

          (c) any steps taken to deal with any such issues, and

          (d) all relationships between the independent auditor and the Company.

     Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

     10. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.

     11. Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

     12. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

     13. Review the appointment and replacement of the senior internal auditing executive.

     14. Review the significant reports to management prepared by the internal auditing department and management’s responses.

     15. Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

     16. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has been complied with.

     17. Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

     18. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and establish and maintain procedures for the confidential and anonymous receipt, retention and treatment of any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

     19. Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Appendix B

OUR COMPENSATION COMMITTEE CHARTER

Purpose

     The Compensation Committee is appointed by the Board of Directors to discharge the Board’s responsibilities relating to compensation of the Company’s directors and officers. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company.

     The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

Committee Membership

     The Compensation Committee shall consist of no fewer than three members.

     The members of the Compensation Committee

•	will meet the requirements that he/she is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended;

•	will satisfy the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code;

•	will meet the independence requirements of the New York Stock Exchange;

•	will be appointed by the Board on the recommendation of the Nominating & Governance Committee; and

•	may be replaced by the Board.

Committee Authority and Responsibilities

     1. The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

     2. The Compensation Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and determines the CEO’s compensation levels based on this evaluation. In determining the long-term incentive component of CEO compensation, the Compensation Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.

     3. The Compensation Committee shall annually review and make recommendations to the Board with respect to the compensation of all directors, officers (other than the CEO) and other key executives, including incentive-compensation plans and equity-based plans.

B-1

     4. The Compensation Committee shall annually review and approve, for the CEO and the senior executives of the Company, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits.

     5. The Compensation Committee may form and delegate authority to subcommittees when appropriate.

     6. The Compensation Committee shall make regular reports to the Board.

     7. The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     8. The Compensation Committee shall annually review its own performance.

B-2

Appendix C

OUR NOMINATING & GOVERNANCE COMMITTEE CHARTER

Purpose

     The Nominating & Governance Committee is appointed by the Board of Directors

•	to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders;

•	to recommend to the Board our Corporate Governance Guidelines;

•	to lead the Board in its annual review of the Board’s performance; and

•	to recommend to the Board director nominees for each committee.

Committee Membership

     The Nominating & Governance Committee

•	will consist of no fewer than three members;

•	will meet the independence requirements of the New York Stock Exchange; and

•	will be appointed and replaced by the Board.

Committee Authority and Responsibilities

     The Nominating & Governance Committee

•	will have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms;

•	will have authority to obtain advice and assistance from internal or external legal, accounting or other advisors;

•	will actively seek individuals qualified to become board members for recommendation to the Board;

•	will review candidates recommended by our shareholders;

•	will receive comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year;

•	will monitor and recommend the functions of the various committees of the Board;

C-1

•	will review and reassess the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval;

•	may form and delegate authority to subcommittees when appropriate;

•	will make regular reports to the Board;

•	will review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval;

•	will annually review its own performance; and

•	will consider and resolve questions of possible conflicts of interest of Board members and of the Company’s Senior Executives.

C-2

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED“FOR” THE PROPOSALS. The Board of Directors recommends a vote FOR Items 1 and 2.					Mark Here for Address Change or Comments	☐

ITEM 1. ELECTION OF DIRECTORS	FOR ☐	WITHHELD FOR ALL ☐	ITEM 2.	RATIFICATION OF INDEPENDENT ACCOUNTANTS	FOR ☐	AGAINST ☐	ABSTAIN ☐
Nominees: 01 John H. Williams 02 William B Morgan 03 Larry D. Pinkston				PLEASE MARK THIS BOX IF YOU PLAN TO ATTEND THE MEETING			☐

Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)	Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast!
Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature	Signature	Date

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Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/unt Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at www.unitcorp.com

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
UNIT CORPORATION

     The undersigned hereby appoints John G. Nikkel and Mark E. Schell, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Unit Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held May 5, 2004 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed on the other side.)

Address Change/Comments (Mark the corresponding box on the reverse side.)

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